UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2004



                                    PTS INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
        (State or other jurisdiction of incorporation or organization)

       000-25485                                           88-0380544
(Commission File Number)                       (IRS Employer Identification No.)

3355 SPRING MOUNTAIN ROAD, SUITE 66                          89102
      LAS VEGAS, NEVADA                                    (Zip Code)
(principal executive offices)

                                 (702) 380-3811
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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THIS  CURRENT  REPORT  ON  FORM  8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S
INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

ITEM 2.02     COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Effective November 8, 2004, PTS Inc. (the "Registrant") entered into a stock exchange agreement with American Fire Retardant Corp., a Nevada corporation ("AFRC") to buy from AFRC 7,500,000 common shares of Glove Box, Inc., a Nevada corporation ("Glove Box") (the "Stock Exchange with AFRC"). The stock exchange agreement is attached as an exhibit to this Current Report.

     The total consideration paid by the Registrant to AFRC in connection with the Stock Exchange with AFRC consisted of 7,500,000 shares of the Registrant's convertible redeemable Series C Preferred Stock, valued at approximately $750,000.00. The Registrant's convertible redeemable Series C Preferred Stock is subject to the Certificate of Designation establishing Series C Preferred Stock, which is contained in Attachment A to the stock exchange agreement.
                          -------------

     The amount of consideration for the 7,500,000 common shares of Glove Box pursuant to the stock exchange agreement was determined following negotiations between the Registrant and AFRC and is set forth in the stock exchange agreement executed between the Registrant and AFRC.

     The Registrant's board of directors determined that the terms of the Stock Exchange with AFRC are reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the Stock Exchange with AFRC were fair from a financial point of view.

     Effective November 8, 2004, the Registrant also entered into a stock exchange agreement with Steven F. Owens, the President of AFRC, to buy from Steven F. Owens 2,500,000 common shares of Glove Box (the "Stock Exchange with Owens"). The stock exchange agreement is attached as an exhibit to this Current Report. The total consideration paid by the Registrant to Steve F. Owens in connection with the Stock Exchange with Owens consisted of 2,500,000 shares of the Registrant's Series B Preferred Stock valued at approximately $12,500.00.
The Registrant's Series B Preferred Stock is subject to the Certificate of Designation establishing Series B Preferred Stock, which is contained in Attachment A to the stock exchange agreement.
-------------

     The amount of consideration for the 2,500,000 common shares of Glove Box pursuant to the stock exchange agreement was determined following negotiations between the Registrant and Steve F. Owens and is set forth in the stock exchange agreement executed between the Registrant and Steve F. Owens.

     The Registrant's board of directors determined that the terms of the Stock Exchange with Owens are reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the Stock Exchange with Owens were fair from a financial point of view.

ITEM 9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

       (a)     Financial  statements  of  business  acquired.

     It is not practicable to file the required historical financial statements of Glove Box, Inc. at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.


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       (b)     Pro  forma  financial  information.

     It is not practicable to file the required historical financial statements of Glove Box, Inc. at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

       (c)     Exhibits.
               --------

The  following  exhibits  are  filed  herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  ---------------------------------------------------------------------------

2.1          Stock Exchange Agreement between the Registrant and American Fire Retardant
             Corp.

2.2          Stock Exchange Agreement between the Registrant and Steve F. Owens.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 23, 2004               PTS Inc.


                                       By/s/Peter Chin
                                         ---------------------
                                         Peter Chin, President


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